UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin,	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective March 10, 2023, Stratus Properties Inc. (Stratus) and certain of its wholly-owned subsidiaries named below (the Subsidiary Borrowers, and collectively with Stratus, the Borrowers), as borrowers, and Comerica Bank (Comerica), as lender, entered into the Fifth Modification Agreement (the Fifth Modification), which amends that certain Loan Agreement dated June 29, 2018 by and between the Borrowers and Comerica (the Loan Agreement), and that certain Amended and Restated Revolving Promissory Note dated May 13, 2022 by and between the Borrowers and Comerica (the Note), each as previously amended. The Subsidiary Borrowers are Stratus Properties Operating Co., L.P., a Delaware limited partnership, Circle C Land, L.P., a Texas limited partnership, Austin 290 Properties, Inc., a Texas corporation, The Villas at Amarra Drive, L.L.C., a Texas limited liability company, and Stratus Lakeway Center, L.L.C., a Texas limited liability company.

The Loan Agreement and Note provide for a secured revolving credit facility. The Fifth Modification amends the Loan Agreement and Note to (i) extend the maturity date to March 27, 2025 and (ii) increase the Bloomberg Short-Term Bank Yield Index (BSBY) Rate floor from 0.0% to 0.5%. Advances under the revolving credit facility now bear interest at the one-month BSBY Rate (with a floor of 0.5%) plus 4.0%.

At March 10, 2023, the maximum amount that could be borrowed under the facility was $53.7 million, and the Borrowers had $42.7 million available under the facility, net of letters of credit totaling $11.0 million that have been issued under the facility.

The foregoing description of the Fifth Modification does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Modification, a copy of which will be filed as an exhibit to Stratus’ Annual Report on Form 10-K for the year ended December 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer and
Principal Accounting Officer)

Date: March 14, 2023